EXHIBIT A

FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is effective as of the 29th day of March, 2002, by and among BR HOLDING, INC., a Georgia corporation (“Bull Run”), CAPITAL SPORTS PROPERTIES, INC., a Delaware corporation (“Capital”), HOST COMMUNICATIONS, INC., a Kentucky corporation (“Host”) and DATASOUTH COMPUTER CORPORATION, a Delaware corporation (“Datasouth” and together with Bull Run, Capital and Host, the “Borrowers”), as Borrowers, BULL RUN CORPORATION, a Georgia corporation (the “Parent”), as a Guarantor, THE LENDERS SIGNATORY HERETO (collectively, the “Lenders”), BANK OF AMERICA, N.A. and BANK ONE, KENTUCKY, NA, as Issuing Banks (collectively, the “Issuing Banks”), WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as Syndication Agent for the Issuing Banks and the Lenders (the “Syndication Agent”), BANK OF AMERICA, N.A., as Administrative Agent for the Issuing Banks and the Lenders (the “Administrative Agent”).

RECITALS

     WHEREAS, the Borrowers, the Parent, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 27, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 5, 2001, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 14, 2001, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 8, 2002, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of February 22, 2002 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make one or more loans from time to time to the Borrowers in accordance with the terms and conditions thereof; and

     WHEREAS, one of the Guarantors delivered to the Administrative Agent and the Lenders certain financial statements required by Section 2 of that certain First Amendment to Amended and Restated Guaranty and Call Agreement dated as of February 22, 2002, but failed to deliver such financial statements on or before March 15, 2002 thereby resulting in an Event of Default under the Credit Agreement (the “Financial Reporting Default”); and

     WHEREAS, the Borrowers have informed the Administrative Agent that the Borrowers will fail to meet the minimum Adjusted EBITDA required by Section 7.9 of the Credit Agreement, for the period ending March 31, 2002, resulting in an Event of Default under Section 8.1(c) of the Credit Agreement (the “Minimum Adjusted EBITDA Default”); and

     WHEREAS, the Borrowers have informed the Administrative Agent that the Parent and the Borrowers have failed to meet the minimum Net Worth required by Section 7.10 of the Credit Agreement, prior to and including the date hereof, resulting in an Event of Default under Section 8.1(c) of the Credit Agreement (the “Minimum Net Worth Default”); and

     WHEREAS, the Borrowers have requested that the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent waive the Financial Reporting Default, the Minimum Adjusted EBITDA Default and the Minimum Net Worth Default (collectively, the “Specified Events of Default”) and forebear from exercising their rights and remedies arising under the Credit Agreement and the other Loan Documents as a result of such Specified Events of Default, and subject to the terms and conditions set forth herein, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent have agreed to grant such waiver; and

     WHEREAS, Host intends to enter into a certain Asset Purchase Agreement (the “Tour Disposition Agreement”), among Host, BMCM Partnership, LP, a Colorado limited partnership (“BMCM”) and Clay B. Cates, pursuant to which Host will sell to BMCM all of its right, title and interest in certain football-related interactive events known as “Let-It-Fly,” marketing contracts and agreements, equipment and other assets, all as identified on Exhibit A attached hereto and more fully described in the Tour Disposition Agreement (the “Tour Disposition”); and

     WHEREAS, the Borrowers have requested that the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent consent to the consummation of the Tour Disposition, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent have agreed to do so to the extent set forth herein; and

     WHEREAS, the Borrowers have further requested that the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent extend the Maturity Date and consent to certain other amendments to the Credit Agreement, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent have agreed to do so to the extent set forth herein;

     NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement as amended hereby (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

     1.     Amendments to Article 1.

     (a)  Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by deleting the definition of “Borrowing Base Deficiencies” in its entirety and by substituting the following in lieu thereof:

"'Borrowing Base Deficiencies’ shall mean any condition wherein the Aggregate Revolving Credit Obligations exceed the sum of (a) Borrowing Base as set forth on the most recent Borrowing Base Certificate delivered to the Administrative Agent and the Lenders or as otherwise determined by the Administrative Agent, plus (b) $5,000,000.”

     (b)  Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of “Maturity Date” in its entirety and by substituting the following in lieu thereof:

"'Maturity Date’ shall mean June 28, 2002, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise) in accordance with the terms hereof.”

     (c)  Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by adding the following definition in appropriate alphabetical order:

"'BMCM’ shall mean BMCM Partnership, LP, a Colorado limited partnership.

"'Tour Disposition’ shall mean the sale by Host of all of its right, title and interest in certain football-related interactive events known as “Let-It-Fly”, marketing contracts and agreements, equipment and other assets, all as identified on Exhibit A attached to the Fifth Amendment to Credit Agreement dated as of March 29, 2002, to BMCM pursuant to the terms and conditions of the Tour Disposition Agreement.

"'Tour Disposition Agreement’ shall mean that certain Asset Purchase Agreement to be entered into between Host and BMCM, and all schedules and exhibits thereto and documents executed in connection therewith.”

     2.     Amendments to Section 2.1.

     (a)  Section 2.1(a) of the Credit Agreement, The Revolving Loans, is hereby modified and amended by deleting the first sentence therefrom and by substituting the following in lieu thereof:

“The Lenders agree, severally in accordance with their respective Revolving Commitment Ratios and not jointly, upon the terms and subject to the conditions of this Agreement, to lend and relend to the Borrowers, prior to the Maturity Date, amounts which in the aggregate at any one time outstanding do not exceed (i) the lesser of (A) the sum of (x) the Borrowing Base, plus (y) $5,000,000, and (B) the Revolving Loan Commitment, minus (ii) the aggregate stated amount of all Letter of Credit Obligations then outstanding.”

     (b)  Section 2.1(e) of the Credit Agreement, Borrowing Base Deficiencies, is hereby modified and amended by deleting the last sentence therefrom and by substituting the following in lieu thereof:

“Additionally, in no event shall the Borrowers have the right to receive any Advance of a Revolving Loan in an amount which exceeds (i) the lesser of (A) the sum of (x) the Borrowing Base, plus (y) $5,000,000, and (B) the Revolving Loan Commitment, minus (ii) the Aggregate Revolving Credit Obligations.”

     3.     Amendment to Section 7.7. Section 7.7 of the Credit Agreement, Liquidation; Change in Ownership, Name, or Year; Disposition or Acquisition of Assets, is hereby modified and amended by deleting clause (b) therefrom and by substituting the following in lieu thereof:

"(b) Sell, lease, abandon, transfer, trade or otherwise dispose of, in a single transaction or a series of related transactions, any assets (including any Capital Stock owned by such Borrower or such Subsidiary), property or business except for the sale of Inventory in the ordinary course of business at the fair market value thereof and for cash or cash equivalents and except for physical assets used, consumed or otherwise disposed of in the ordinary course of business; provided, however, that (i) the Borrowers may sell or otherwise dispose of obsolete equipment with a sale value not greater than $500,000 in the aggregate for all such assets that may be sold during any year, so long as the Net Cash Proceeds from such sale are applied to the Loans to the extent required by Section 2.6(d) and any non-cash proceeds shall be pledged to the Administrative Agent pursuant to the Security Agreement or other document or agreement in form and substance reasonably satisfactory to the Administrative Agent, (ii) so long as no Default or Event of Default then exists or would be caused thereby and so long as the Net Cash Proceeds from any such disposition are applied to the Loans as required by Section 2.6(d), (A) Datasouth may dispose of the Datasouth Real Property for cash, (B) Bull Run may transfer all or any portion of the preferred Capital Stock of Gray Communications Systems, Inc., owned by it to Gray Communications Systems, Inc., in connection with the redemption of such shares by Gray Communications Systems, Inc., for a cash redemption price of not less than $10,000 per share, (C) Bull Run may dispose of all or any portion of the Capital Stock in Sarkes Tarzian, Inc., owned by it pursuant to a certain Option Agreement between Bull Run and Gray Communications Systems, Inc., for an aggregate cash purchase price of not less than $10,000,000, and (D) Host may consummate the Tour Disposition for cash, and (iii) the Borrowers may transfer assets amongst themselves;”

     4.     Amendment to Section 7.10. Section 7.10 of the Credit Agreement, Minimum Net Worth, is hereby modified and amended by deleting Section 7.10 and by substituting the following in lieu thereof:

     “Section 7.10 Intentionally Omitted.”

     5.     Waivers. The Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby waive (a) the Specified Events of Default and (b) their rights and remedies under the Credit Agreement and the other Loan Documents which may arise as a result of the Specified Events of Default. The waivers contained in the foregoing sentence shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent following the occurrence of any other present or future Default or Event of Default (whether or not related to any Specified Event of Default) under the Credit Agreement or any other Loan Document.

     6.     Release of Collateral. Upon consummation of the Tour Disposition, the security interest of the Administrative Agent in and to each of the marketing contracts, the trademark “Let-It-Fly” and the other assets identified on Exhibit A attached hereto pursuant to the Security Agreement and the Trademark Security Agreement shall be hereby released, terminated and of no further force and effect. Upon consummation of the Tour Disposition and delivery of copies of all executed agreements thereto to the Administrative Agent, the Administrative Agent agrees to execute and deliver to the Borrowers, or their authorized representative, Uniform Commercial Code partial releases, a partial trademark release and such other instruments of partial release or termination pertaining to the security interests and liens described above in favor of the Administrative Agent as the Borrowers may reasonably request, to effectuate, or reflect in the public record, the partial release, termination or discharge of such security interests and liens against the assets sold pursuant thereto.

     7.     No Other Amendments, Waivers and Releases. Except for the amendments, waivers and releases expressly set forth and referred to above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby reserve the right to require strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent’s security interests in, security titles to or other Liens on any Collateral for the Obligations (other than the release of Collateral referred to in Section 4 hereof).

     8.     Amendment Fee. The Borrowers hereby, jointly and severally, agree to pay, upon the date hereof, to each Lender an amendment fee (the “Amendment Fee”) in the amount of 5 basis points on the aggregate amount of such Lender’s Revolving Commitment and Term Loans outstanding as of the date hereof after giving effect to this Amendment. The Amendment Fee shall be fully earned when due and non-refundable when paid.

     9.     Representations and Warranties. To induce the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent to enter into this Amendment, each of the Borrowers hereby warrants, represents and covenants to the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent that: (a) each representation or warranty of the Borrowers set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date of this Amendment, and after giving effect to this Amendment, as if such representation or warranty were made on and as of the date of, and after giving effect to, this Amendment (except to the extent that any such representation or warranty expressly relates to a prior specific date or period); (b) such Borrower has the corporate power and authority to (i) enter into this Amendment and (ii) do all acts and things as are required or contemplated hereunder to be done, observed and performed by such Borrower; (c) this Amendment has been duly authorized, validly executed and delivered by such Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms; (d) the execution and delivery of this Amendment and performance by such Borrower under the Credit Agreement, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Borrower which has not already been obtained, nor contravene or conflict with the charter documents of such Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which such Borrower is a party or by which any of its properties are or may become bound; and (e) as of the date hereof and after giving effect to the amendments contained in this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing. The Borrowers, the Parent, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby ratify and affirm all of the terms and conditions of the Credit Agreement and the Loan Documents applicable to each of them, including, without limitation, the Borrowers’ joint and several liability for the Obligations. The parties hereto have not entered into a mutual disregard of the terms and provisions of the Credit Agreement or the other Loan Documents, or engaged in any course of dealing in variance with the terms and provisions of the Credit Agreement or the other Loan Documents, within the meaning of any applicable law of the State of Georgia or otherwise.

     10.     Reimbursement of Costs and Expenses. The Borrowers hereby jointly and severally agree to reimburse the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent on demand for all costs (including, without limitation, reasonable attorneys’ fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

     11.     Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to:

     (a)  the truth and accuracy in all respects of the representations and warranties of the Borrowers contained in Section 9 above,

     (b)  the receipt by the Lenders of the Amendment Fee, and

     (c)  the receipt by the Administrative Agent of one or more duly executed counterparts of this Amendment signed by the Borrowers, the Parent, and each of the Lenders.

     12.     Release. Each of the Parent and the Borrowers hereby waives and releases each of the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent from any and all claims and defenses with respect to the Credit Agreement, the Notes and any and all documents, instruments, certificates, notes, bonds, or other agreements executed in connection therewith, except in the case of willful misconduct or gross negligence on the part of such Person.

     13.     Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed to be a Loan Document for all purposes.

     14.     Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

     15.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of April 1, 2002 and to be made effective as of the date first above written.

BORROWERS:	BR HOLDING, INC.

By: /s/ FREDERICK J. ERICKSON

Name: Frederick J. Erickson

Title: Vice President – Finance

CAPITAL SPORTS PROPERTIES, INC.

By: /s/ FREDERICK J. ERICKSON

Name: Frederick J. Erickson

Title: Vice President

HOST COMMUNICATIONS, INC.

By: /s/ FREDERICK J. ERICKSON

Name: Frederick J. Erickson

Title: Vice President

DATASOUTH COMPUTER CORPORATION

By: /s/ FREDERICK J. ERICKSON

Name: Frederick J. Erickson

Title: Executive VP – Finance & Admin.

PARENT:	BULL RUN CORPORATION

By: /s/ FREDERICK J. ERICKSON

Name: Frederick J. Erickson

Title: Vice President – Finance

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

By: /s/ NANCY S. GOLDMAN

Name: Nancy S. Goldman

Title: Senior Vice President

SYNDICATION AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank)

By: /s/ PATRICK D. FINN

Name: Patrick D. Finn

Title: Managing Director

ISSUING BANKS:	BANK OF AMERICA, N.A.

By: /s/ NANCY S. GOLDMAN

Name: Nancy S. Goldman

Title: Senior Vice President

BANK ONE, KENTUCKY, NA

By: /s/ BERNIE DUES

Name: Bernie Dues

Title: Vice President

LENDERS:	BANK OF AMERICA, N.A.

By: /s/ NANCY S. GOLDMAN

Name: Nancy S. Goldman

Title: Senior Vice President

BANK ONE, KENTUCKY, NA

By: /s/ BERNIE DUES

Name: Bernie Dues

Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION (as successor in interest to Wachovia Bank, N.A. and formerly known as First Union National Bank)

By: /s/ PATRICK D. FINN

Name: Patrick D. Finn

Title: Managing Director